Quarterly Holdings Report
for
Fidelity® SAI Sustainable Emerging Markets Equity Fund
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ESP-NPRT1-0324
1.9905639.101
Common Stocks - 90.9%
	Shares	Value ($)
Brazil - 4.6%
Banco BTG Pactual SA unit	25,419	184,804
Banco do Brasil SA	8,782	100,061
Hapvida Participacoes e Investimentos SA (a)(b)	100,246	78,507
Localiza Rent a Car SA	9,446	103,185
Localiza Rent a Car SA rights 2/5/24 (a)	30	55
Nu Holdings Ltd. (a)	2,952	25,417
Raia Drogasil SA	14,899	76,083
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	26,550	43,782
XP, Inc. Class A	1,768	43,457
TOTAL BRAZIL		655,351
China - 26.2%
Alibaba Group Holding Ltd.	51,702	463,714
Alibaba Group Holding Ltd. sponsored ADR	754	54,416
Anta Sports Products Ltd.	6,766	57,108
Baidu, Inc. sponsored ADR (a)	361	38,017
BYD Co. Ltd. (H Shares)	3,660	81,948
China Construction Bank Corp. (H Shares)	292,836	173,905
China Life Insurance Co. Ltd. (H Shares)	76,062	87,688
China Merchants Bank Co. Ltd. (H Shares)	5,620	20,487
Flat Glass Group Co. Ltd.	31,103	46,780
Haier Smart Home Co. Ltd.	12,308	34,778
Innovent Biologics, Inc. (a)(b)	15,757	63,484
JD.com, Inc. sponsored ADR	3,572	80,549
Kweichow Moutai Co. Ltd. (A Shares)	198	44,391
Lenovo Group Ltd.	43,159	45,191
Li Auto, Inc. ADR (a)	3,039	84,120
Meituan Class B (a)(b)	6,507	52,337
NetEase, Inc. ADR	1,512	147,632
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	3,568	273,523
PDD Holdings, Inc. ADR (a)	2,110	267,696
Ping An Insurance Group Co. of China Ltd. (H Shares)	37,299	156,788
Qingdao Port International Co. Ltd. (H Shares) (b)	48,061	26,899
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	3,986	149,471
Sinotruk Hong Kong Ltd.	89,447	203,151
Tencent Holdings Ltd.	21,128	733,381
Trip.com Group Ltd. ADR (a)	3,499	127,923
WuXi AppTec Co. Ltd. (H Shares) (b)	3,500	24,216
Wuxi Biologics (Cayman), Inc. (a)(b)	13,123	34,534
Zhongji Innolight Co. Ltd. (A Shares)	5,650	80,714
Zijin Mining Group Co. Ltd. (H Shares)	36,761	54,548
TOTAL CHINA		3,709,389
Greece - 0.5%
OPAP SA	3,722	64,438
Hungary - 1.5%
OTP Bank PLC	1,943	90,017
Richter Gedeon PLC	4,515	121,881
TOTAL HUNGARY		211,898
India - 12.9%
Axis Bank Ltd.	13,236	170,106
Bharti Airtel Ltd.	9,596	135,308
HDFC Bank Ltd.	6,851	120,429
HDFC Bank Ltd. sponsored ADR	1,427	79,184
HDFC Standard Life Insurance Co. Ltd. (b)	10,703	74,287
Hindustan Unilever Ltd.	1,749	52,275
ICICI Bank Ltd.	9,749	120,691
Infosys Ltd. sponsored ADR	5,024	99,777
Larsen & Toubro Ltd.	4,161	174,126
MakeMyTrip Ltd. (a)	566	31,351
Mankind Pharma Ltd.	2,318	55,569
NTPC Ltd.	15,421	59,016
Reliance Industries Ltd.	925	31,766
Reliance Industries Ltd. GDR (b)	3,950	274,130
SRF Ltd.	1,115	31,173
Tata Consultancy Services Ltd.	920	42,238
Tata Steel Ltd.	21,150	34,618
Ultratech Cement Ltd.	892	109,020
Zomato Ltd. (a)	78,742	132,240
TOTAL INDIA		1,827,304
Indonesia - 2.8%
PT Bank Central Asia Tbk	281,623	170,389
PT Bank Mandiri (Persero) Tbk	153,843	64,770
PT Bank Negara Indonesia (Persero) Tbk	109,151	39,711
PT Bank Rakyat Indonesia (Persero) Tbk	137,311	49,464
PT Telkom Indonesia Persero Tbk	284,663	71,401
TOTAL INDONESIA		395,735
Korea (South) - 14.2%
AMOREPACIFIC Corp.	487	42,959
Hansol Chemical Co. Ltd.	174	26,044
Hyundai Marine & Fire Insurance Co. Ltd.	971	24,662
Hyundai Motor Co. Ltd.	1,469	213,669
JYP Entertainment Corp.	433	24,369
KB Financial Group, Inc.	1,811	76,856
Kia Corp.	1,987	152,625
LG Corp.	833	51,150
NAVER Corp.	1,085	161,799
Samsung Biologics Co. Ltd. (a)(b)	57	35,880
Samsung Electronics Co. Ltd.	16,529	898,144
SK Hynix, Inc.	2,935	293,916
TOTAL KOREA (SOUTH)		2,002,073
Mexico - 4.1%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	2,507	95,065
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	758	102,739
Grupo Aeroportuario Norte S.A.B. de CV	3,424	31,346
Grupo Financiero Banorte S.A.B. de CV Series O	18,554	188,715
Wal-Mart de Mexico SA de CV Series V	39,910	164,890
TOTAL MEXICO		582,755
Peru - 0.6%
Credicorp Ltd. (United States)	610	90,542
Philippines - 0.7%
Ayala Land, Inc.	166,449	100,550
Saudi Arabia - 2.4%
Al Rajhi Bank	5,590	125,213
Alinma Bank	4,664	51,551
The Saudi National Bank	14,688	159,018
TOTAL SAUDI ARABIA		335,782
South Africa - 3.5%
Absa Group Ltd.	2,315	20,254
Bid Corp. Ltd.	2,679	64,981
Capitec Bank Holdings Ltd.	760	81,105
FirstRand Ltd.	15,376	55,780
Gold Fields Ltd. sponsored ADR	2,977	44,060
Naspers Ltd. Class N	630	105,566
Pepkor Holdings Ltd. (b)	39,715	40,940
Shoprite Holdings Ltd.	1,913	27,740
Standard Bank Group Ltd.	5,514	58,826
TOTAL SOUTH AFRICA		499,252
Taiwan - 16.3%
Alchip Technologies Ltd.	1,486	184,362
Chailease Holding Co. Ltd.	23,282	128,905
E Ink Holdings, Inc.	9,766	64,779
E.SUN Financial Holdings Co. Ltd.	39,846	31,457
eMemory Technology, Inc.	1,058	94,382
HIWIN Technologies Corp.	4,398	30,876
International Games Systems Co. Ltd.	4,319	114,286
King Yuan Electronics Co. Ltd.	10,689	28,559
MediaTek, Inc.	3,783	116,759
Realtek Semiconductor Corp.	2,275	34,053
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	11,749	1,327,165
Unimicron Technology Corp.	8,812	49,448
Yageo Corp.	5,670	99,751
TOTAL TAIWAN		2,304,782
Thailand - 0.6%
PTT Exploration and Production PCL (For. Reg.)	18,981	79,830
TOTAL COMMON STOCKS (Cost $12,407,616)		12,859,681

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
Brazil - 1.2%
Banco Bradesco SA (PN)	8,485	26,289
Itau Unibanco Holding SA	21,658	143,297

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $154,262)		169,586

Government Obligations - 0.3%
	Principal Amount (c)	Value ($)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.34% 2/22/24 to 4/25/24 (d) (Cost $39,696)	40,000	39,696

Money Market Funds - 7.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e) (Cost $995,400)	995,201	995,400

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $13,596,974)	14,064,363
NET OTHER ASSETS (LIABILITIES) - 0.6%	80,025
NET ASSETS - 100.0%	14,144,388

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	11	Mar 2024	539,440	765	765

The notional amount of futures purchased as a percentage of Net Assets is 3.8%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $705,214 or 5.0% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,696.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	633,452	4,920,802	4,558,854	12,657	-	-	995,400	0.0%
Total	633,452	4,920,802	4,558,854	12,657	-	-	995,400

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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